UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 29, 2021

Commission File Number: 1-11917

FBL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Iowa	42-1411715
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266-5997
(Address of principal executive offices)	(Zip Code)

(515) 225-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 29, 2021, FBL Financial Group, Inc., an Iowa corporation (the “Company” or “FBL Financial Group”) held a special meeting of shareholders (the “Special Meeting”) to vote on the adoption of the previously disclosed Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among the Company, Farm Bureau Property & Casualty Insurance Company (“FBPCIC”) and 5400 Merger Sub, Inc. (“Merger Sub”) pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). The foregoing description of the Merger Agreement and the related transactions (including, without limitation, the Merger) does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2021 and incorporated herein by reference, and the full text of Amendment No. 1 to the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on May 3, 2021 and incorporated herein by reference.

Proposal 1: Adoption of the Merger Agreement. The approval of the Merger Agreement requires the affirmative vote of (i) holders of at least a majority of all outstanding Class A common shares and Series B preferred shares, voting together as a single class, (ii) holders of at least a majority of all outstanding Class B common shares and (iii) holders of at least a majority of all outstanding common shares held by all of the holders of outstanding common shares excluding the Iowa Farm Bureau Federation and its affiliates (“IFBF”), FBPCIC and its affiliates, and the directors and officers of IFBF, FBPCIC and their affiliates (the “Unaffiliated Shareholder Vote”). As of April 29, 2021, the Unaffiliated Shareholder Vote had not yet been obtained. Accordingly, as described below, a proposal was submitted to the Company’s shareholder to adjourn the Special Meeting to allow for additional time to solicit proxies for the proposal to approve the Merger Agreement.

Proposal 2: Non-Binding Compensation Advisory Proposal. At the Special Meeting, the Company’s shareholders voted upon and approved by the requisite vote a proposal to approve, on an advisory, non-binding basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger.

The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
26,551,648	1,037,401	21,086	0

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain	Broker Non-Votes
10,647	254	0	0

Proposal 3: Authority to Adjourn the Special Meeting. At the Special Meeting, the Company’s shareholders voted upon and approved by the requisite vote a proposal to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement. The votes on this proposal were as follows:

The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
23,872,107	3,682,367	55,661	0

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain	Broker Non-Votes
10,647	254	0	0

Accordingly, the Special Meeting was adjourned to 10:00 a.m. Central Time on May 21, 2021 at the Company’s headquarters at 5400 University Avenue, West Des Moines, Iowa 50266. The Company’s shareholders of record as of the close of business on March 11, 2021 will be entitled to vote at the reconvened Special Meeting.

Item 8.01 Other Events

On April 29, 2021, the Company issued a press release regarding the adjournment of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Farm Bureau Property & Casualty Insurance Company, 5400 Merger Sub, Inc. and FBL Financial Group, Inc., dated January 11, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 11, 2021).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 2, 2021, by and among Farm Bureau Property and Casualty Insurance Company, 5400 Merger Sub, Inc. and FBL Financial Group, Inc., dated May 2, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on May 3, 2021).
99.1	Press Release dated April 29, 2021
104	Cover page Interactive Data File formatted as iXBRL (Inline eXtensible Business Reporting Language)

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; the risk that shareholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; risks that the Merger disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; and the impact of the COVID-19 pandemic and any future pandemics. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this communication speak only as of the date of this communication and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the Merger, FBL Financial Group has filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and a Schedule 13e-3 Transaction Statement, and may file other documents with the SEC regarding the Merger. This communication is not a substitute for the Proxy Statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and accompanying WHITE proxy card, any amendments or supplements to the Proxy Statement and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2021	FBL FINANCIAL GROUP, INC.

	By	/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer